Exhibit 10.36

BORROWER NAME AND ADDRESS	LENDER NAME AND ADDRESS	LOAN DESCRIPTION

Tower Tech Systems Inc.	Investors Community Bank
101 S. 16th St., P.O. Box 1957	860 N. Rapids Road	Number	44938101 mas
Manitowoc, WI 54221-1957	P.O. Box 700	Amount	$2,500,000.00
	Manitowoc, WI 54221-0700	Date	10-04-2007

☐    Refer to the attached Signature Addendum, incorporated herein, for additional Borrowers and their signatures.

COMMERCIAL PROMISSORY NOTE

DATE.  The date of this Promissory Note (Note) is 10-04-2007.

GOVERNING AGREEMENT.  This Note is further governed by the Commercial Loan Agreement between Lender and Borrower dated 10-04-2007, as modified, amended, or supplemented.  All definitions of terms in the Commercial Loan Agreement apply to this Note as well.  Upon execution of this Note, Borrower represents that Borrower has reviewed and is in compliance with all Loan Documents and the Commercial Loan Agreement.

PROMISE TO PAY.  For value received, Borrower promises to pay Lender or Lender’s order, at Lender’s address, ☒ $2,500,000.00 (Principal).

☐  $                      (Principal) or the Borrowing Base, whichever is less.

☐            Single Advance.  Borrower will receive all of this Principal in one advance.  No additional advances are contemplated under this Note.

☒          Multiple Advances.  The Principal amount stated above is the maximum amount of Principal that Borrower may borrow under this Note.  On 10-04-2007 Borrower will receive $0.00 and future advances are contemplated.  The conditions for future advances are stated in the Commercial Loan Agreement.

INTEREST.  Borrower agrees to pay interest on the outstanding Principal balance of this Note at the rate of 6.880 percent per year until 11-01-2007.

☒   Variable Rate.  This rate may then change as follows.  The future rate will be 1.750% above The Previous Month Average 30 Day Libor Rate published in the Wall Street Journal.  The rate may change as often as every month.  The rate may never be higher than N/A or less than 6.000%.  A change in the interest rate will affect the amount of each payment and the amount due at maturity.

☒   Post Maturity/Default Interest.  Borrower agrees to pay interest on the unpaid balance of this Note owing after maturity at the applicable rate plus 3.00%

MATURITY/DEMAND.  This Note is due on 10-04-2008.

PAYMENT.  Borrower agrees to pay this Note as follows unless and until demand is made (if applicable):

Monthly payments of accrued interest calculated on the amount of credit outstanding beginning on 11-04-2007 and principal due on 10-04-2008.  This is a variable rate loan and the payment amounts may change.  The final payment may also change.

All payments must be made in United States dollars.  Each payment Borrower makes on this Note will be applied first to any charges Borrower owes other than Principal and interest, then to interest that is due, and finally to Principal that is due.  If Lender and Borrower agree to a different application of payments, that application will be described on this Note.  The actual amount of Borrower’s final payment will depend upon Borrower’s payment record.

USE OF PROCEEDS:  This loan is for business purposes.

WAIVERS AND CONSENT.  Borrower waives protest, presentment for payment, demand, and notices of acceleration, intent to accelerate, and dishonor (if allowed by law).

☒         ADDITIONAL TERMS.  Each payment borrower makes on this note will be applied first to interest that is due, then to Principal that is due and finally to any charges Borrower owes;

Interest is computed for the actual number of days principal is unpaid on the basis of a 360 day year;

This note is secured by all mortgages, security agreements and other documents granting a lien or security interest in the borrower’s property to the bank and all guaranties of borrower’s obligations to bank including but not limited to Com Sec Agree dated 10/4/2007, Com Sec Agree dated 10/4/2007 pledged by R.B.A. Inc. and Com Sec Agree dated 10/4/2007 pledged by Tower Tech Holdings Inc.

SIGNATURES.  By signing under seal, Borrower agrees to the terms contained in this Note.  Borrower also acknowledges receipt of a copy of this Note.

BORROWER:

Tower Tech Systems Inc.
Entity Name

/s/Steven A. Huntington	(Seal)			(Seal)
Signature Steven A. Huntington, C.F.O	Date	Signature	Date

	(Seal)			(Seal)
Signature	Date	Signature	Date

LENDER:

Investors Community Bank
Entity Name

/s/Robert Boerger	(Seal)			(Seal)
Signature Robert Boerger, Senior Commercial Lender	Date	Signature	Date

COMMERCIAL PROMISSORY NOTE (not to be used for FNMA, FHLMC, FHA or VA or for consumer loans)